Exhibit 99.1

January 2022 Presentation

Disclaimers Forward - Looking Statements . This presentation contains certain statements that may be deemed to be “forward looking statements” within the meaning of Section 27 A of the Securities Act and Section 21 E of the Securities Exchange Act of 1934 , as amended . To the extent that the information presented in this presentation discusses financial projections, information, or expectations about the Company’s business plans, results of operations, returns on equity, markets, or otherwise makes statements about future events, such statements are forward - looking . Such forward - looking statements can be identified by the use of words such as “should,” “may,” “intends,” “anticipates,” “believes,” “estimates,” “projects,” “forecasts,” “expects,” “plans,” and “proposes” or the negative of such terms and other comparable technology . Although the Company believes that the expectations reflected in these forward - looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward - looking statements . You should also read carefully the factors described in the “Risk Factors” section in the prospectus dated June 21 , 2021 and its accompanying prospectus supplement dated November 17 , 2021 , and in the Company’s subsequent annual and periodic reports and other documents filed with the SEC, in order to better understand the risks and uncertainties inherent in our business and underlying any forward - looking statements . As a result of these factors, we cannot assure you that the forward - looking statements in this presentation will prove to be accurate . Furthermore, if our forward - looking statements prove to be inaccurate, the inaccuracy may be material . In light of the significant uncertainties in these forward - looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified timeframe, or at all . Any forward - looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events .

3 Experienced Team William Elliott Director Vice Chairman & President ▪ 30 + years of commercial real estate experience, sourcing, acquiring and managing investment properties ▪ Former Managing Partner of Prudential Commercial Real Estate, President of Virginia Realty and Development Company, President of the Central Virginia Region of Goodman Segar Hogan Hoffler , and Managing Director of GVA Advantis ▪ Licensed Real Estate Broker, Certified Property Manager (one - time CPM of the Year), Certified Value Engineer Neil Farmer Director ▪ 30 + years of experience in commercial real estate development ▪ Founded Farmer Properties, Inc., a real estate development company located in Richmond, VA Tim O’Brien Director ▪ Co - Chief Executive Officer of Meridian Senior Living, LLC ▪ Member of the Investment Committee of Book Hill Credit Opportunity Fund II, LLC and Book Hill Credit Opportunity Fund III, LLC, ▪ Chartered Financial Analyst, received his M.B.A. from UNC - Chapel Hill in 1997, has an M.S.B.A. the University of Maryland in 2010 and received his B.A. in Economics and Business from Randolph - Macon College in 1990, where he has served as a Trustee since 2012. Charles Pearson Director ▪ 30 + years of accounting, tax and consulting services ▪ Mr. Pearson began his career with Deloitte and Touche in 1978, rising to Senior Manager before leaving the firm to open his own practice in 1989 ▪ Mr. Pearson is a member of the American Institute of Certified Public Accountants (AICPA) and the Virginia Society of Certified Public Accountants Management Independent Board of Directors Thomas Messier Director Chairman & CEO ▪ 30 + years of experience in fixed income capital markets and CRE ▪ Extensive experience in real estate acquisition, financing, asset management, and investor relations ▪ Former Director of Global Capital Markets at First Union/Wachovia Bank, Senior VP of Capital Markets at Bank of America

About Medalist Our Property Managers ▪ Medalist Fund Manager Inc. (“Medalist”) manages Medalist Diversified REIT that invests in commercial real estate located in the Southeast ▪ Medalist Properties was founded in 2002 by Bill Elliott. Tim Messier joined the firm in 2003 as an equal partner. Medalist is headquartered in Richmond, VA ▪ Since inception, Medalist has sourced and managed properties with a total asset value of approximately $200 million ▪ Asset types sourced and managed include: Industrial/Flex, Retail, Multifamily, and Hospitality ▪ Medalist uses full - service property management firms – Dodson Companies and Marshall Hotels & Resorts Dodson Companies ▪ Dodson Companies, is a full - service real estate property management firm with over 30 years of management experience ▪ MDR’s Bill Elliott became a Partner in Dodson Companies in 2003 and maintains a 6.32% ownership stake ▪ Dodson is the property manager for all of Medalist’s and MDR’s non - hotel properties Marshall Hotels & Resorts ▪ Marshall Hotels & Resorts is a full - service hotel property management firm ▪ The firm was founded in 1980 and currently manages 55 hotels with an average of 120 keys per hotel & resorts ▪ Medalist has been working with Marshall Hotels & Resorts for over 10 years Over 50 years of combined real estate investment and management experience Company Overview

Medalist Diversified REIT Objectives: Cash Flow and Appreciation Proprietary Investment Sourcing Rigorous Due Diligence Appropriate Exit Strategy Hands - On Portfolio Management Disciplined Pricing and Leverage Focus on Value - Add Properties ▪ Medalist believes that its focus on commercial real estate in the Southeast provides an attractive balance of risk and returns ▪ Medalist intends to use some or all of the following strategies to enhance performance, quality and value of our investments: ▪ Proprietary investment sourcing ▪ Consistent and replicable process for sourcing and conducting due diligence ▪ Appropriate exit strategy ▪ Hands - on portfolio management ▪ Focusing on properties in the secondary and tertiary markets in the Southeast Management has a proven track record with the following philosophies and strategies Core Philosophies & Investment Strategies

MDR’s Investment Criteria HEADQUARTERS MDR TARGET MARKETS Target Investment Criteria ▪ Average target property value between $5MM - $30MM ▪ Focus on VA, NC, SC, GA, FL and AL ▪ Target asset types include – Industrial/Flex, Multifamily, Retail, and Hospitality ▪ Investment opportunities in the Southeast MDR is targeting investments in markets where its executive team maintains deep industry relationships and local market knowledge .

1) DEAL NOTIFICATION 2) INITIAL ANALYSIS 3) DESKTOP UNDERWRITING 4) PROPERTY SITE VISIT 5) INVESTMENT COMMITTEE 6) FINAL DUE DILIGENCE 7) CLOSE Acquisition Stage Acquisition Procedures 1) Identify deal through proprietary relationships, brokers, and other proven sources 2) Does property meet REIT criteria? - Does property meet asset criteria? - Is property located in favorable geographic location? - What are the economic drivers in the region? 3) Review market studies from nationally recognized firms - Receive preliminary mortgage quote from mortgage banker - Develop preliminary pro - forma - Generate preliminary pricing assessment 4) Assess physical property and expectations for capital expenditures - Assess surrounding areas, visibility - Meet with local market experts and personal contacts 5) Discuss property with advisory board to determine if bid should be made - Submit Letter of Intent consistent with REIT objectives - If included in initial “Final Group of Buyers”, submit best and final offer at request of seller 6) Go to contract - 3 rd party formal due diligence (engineering, environmental, appraisal) - Develop business plan with property manager - Solicit bids and identify financing - Refine property pro - forma for expected holding period 7) Acquire property and implement business plan Medalist’s Acquisition Sourcing and Due Diligence

Medalist Diversified REIT Inc. ▪ Approximately $55mm in equity raised from high net worth, small institutions and retail investors ▪ Currently invested in 546,651 square feet of retail, 220,000 square feet of flex/industrial and one hotel with a total of 148 rooms REIT Information

Provides Market Access to Ownership of Portfolio Asset Transparency ▪ Public SEC filer ▪ Corporate governance, required to comply with Sarbanes - Oxley Act and Nasdaq Capital Market requirements Liquidity ▪ Ability to buy/sell MDR stock on the Nasdaq Capital Market ▪ MDR stock is listed under the symbol MDRR Dividends Requirement to distribute 90% of its taxable income Publicly – Traded REIT Benefits

Asset Overview: MDR’s Current Properties

▪ MDR’s first acquisition, Franklin Square is a 134 , 299 square foot shopping center located in Gastonia, North Carolina, which is in the Charlotte, North Carolina MSA ▪ Current tenants include, Ashley Furniture, Farmers Insurance, Armed Forces Recruiting, 6 other national tenants and 3 local tenants Property Summary Property Name Franklin Square Location Gastonia, NC Property Type Retail Square Feet 134,299 # Units 23 Current Occupancy* 83% Total Purchase Price $20,500,000 Medalist Diversified REIT, Inc. – Franklin Square * As of December 31 st , 2021

▪ Lancer Center is a 178 , 626 square foot grocery anchored shopping center which includes tenants KJ’s Market, Badcock Furniture, Big Lots and Harbor Freight Tools among it’s 20 total tenants ▪ The property is located in Lancaster, South Carolina less than an hour drive from Charlotte, North Carolina Property Summary Property Name Lancer Center Location Lancaster, SC Property Type Shopping Center Square Feet 178,626 # Units 20 Current Occupancy* 100% Purchase Price $9,900,000 Medalist Diversified REIT, Inc. – Lancer Center * As of December 31 st , 2021

▪ The shops at Hanover Square North is a 73 , 440 SF retail center located in Mechanicsville, Virginia, which is located within Hanover County, a growth market in the MSA of Richmond, Virginia ▪ 97 % of the square footage is currently occupied by national tenants including Marshalls, Old Navy, Buffalo Wild Wings and the Armed Forces Recruitment Center ▪ MDR owns an undivided 84 % tenant - in - common interest in Hanover Square North ; a third party owns the remaining 16 % interest in Hanover Square North Property Summary Property Name Hanover Square North Location Mechanicsville, VA Property Type Retail Square Feet 73,440 # Units 12 Current Occupancy * 100% Purchase Price $12,173,000 Medalist Diversified REIT, Inc. – Hanover Square North * As of December 31 st , 2021

▪ Ashley Plaza is a 160 , 356 square foot retail center located in Goldsboro, North Carolina, less than an hour from Raleigh, North Carolina, one of the largest cities in the state . It is an attractive shopping center and is situated in the area’s main retail corridor ▪ The current occupancy rate is 94 % and is occupied by tenants such as Hobby Lobby, Planet Fitness, Ashley Home Store, and Harbor Freight Tools Property Summary Property Name Ashley Plaza Location Goldsboro, NC Property Type Retail Square Feet 160,356 # Units 17 Current Occupancy * 94% Purchase Price $15,200,000 Medalist Diversified REIT, Inc. – Ashley Plaza * As of December 31 st , 2021

▪ The Clemson Best Western Hotel is a 148 - room hotel located in Clemson, South Carolina, less than a mile from Clemson University . The hotel also includes a restaurant, bar and conference facility . The property was fully renovated in 2017 . It is currently occupied by Clemson University and is 100 % occupied . ▪ Clemson University has over 24 , 000 students and over 5 , 000 faculty and staff . ▪ We intend to maximize the use of the restaurant, bar and conference facility to complement the overall revenues generated by the hotel Property Summary Property Name Clemson Best Western Hotel Location Clemson, SC Property Type Hotel # Rooms 148 Purchase Price $9,750,000 Medalist Diversified REIT, Inc. – Clemson Best Western Hotel

▪ Brookfield Center is a 66,000 square foot flex/industrial property located in Greenville, South Carolina. Greenville is one of America’s emerging destinations and fastest growing cities. It is located off I - 85 between Charlotte, North Carolina and Atlanta, Georgia. ▪ The property is occupied by national and regional tenants . Among them are Gravitopia (the largest developer, operator and owner of trampoline parks in the world), ENR (top 100 engineering firm), Orkin Pest Control and Schindler elevator . 74 % of the tenants are corporate or have corporate guarantees Property Summary Property Name Brookfield Center Location Greenville, SC Property Type Flex/Industrial Square Feet 66,000 # Units 6 Current Occupancy * 100% Purchase Price $6,700,000 Medalist Diversified REIT, Inc. – Brookfield Center * As of December 31 st , 2021

Medalist Diversified REIT, Inc. – Greenbrier Business Park ▪ Greenbrier Business Park is a 90 , 000 square foot flex/industrial property located in Chesapeake, Virginia which is part of the greater Hampton Roads area . The Hampton Roads area includes Virginia Beach, Norfolk and Newport News . Population in the area is approximately 1 . 7 million . The region’s economy is anchored by defense, the ports of Norfolk, Portsmouth and Newport News and tourism . ▪ The property is occupied by national and regional tenants . Among them are ThyssenKrupp Elevator, SAIC Corp . (digital transformation), Atlantic Testing, BSN Sports and other regional and local tenants . 17 Property Summary Property Name Greenbrier BP Location Chesapeake, Va Property Type Flex/Industrial Square Feet 90,000 # Units 20 Current Occupancy * 90% Purchase Price $7,300,000 * As of December 31 st , 2021

Medalist Diversified REIT, Inc. – Parkway Property ▪ The property benefits from immediate access to the Lynnhaven Parkway corridor, a major commercial thoroughfare, and close proximity to Oceana Industrial Park . This central location in the heart of Virginia Beach provides quick and direct access to Town Center, the oceanfront, and downtown Norfolk . The properties are also adjacent to Lynnhaven Mall, a well performing super regional shopping mall that is the largest in the Hampton Roads . ▪ The property is occupied by national and regional tenants . Among them are REI Engineers, F 5 Associates, City of Virginia Beach and other regional and local tenants . 18 Property Summary Property Name Parkway Location Virginia Beach, Va Property Type Flex/Industrial Square Feet 64,000 # Units 23 Current Occupancy * 100% Purchase Price $7,200,000 * As of December 31 st , 2021

Experienced Management Team Strong Investment Track Record Strategy of Opportunistic Investing Market Opportunity Investment Highlights